SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at September 30, 2024 (Unaudited)

Shares	Common Stocks: 94.1%	Value
	Other: 6.2%
4,960	Darling Ingredients Inc.*	$184,314
1,640	Quanta Services Inc.	488,966
		673,280
	Smart Transportation: 32.0%
3,290	Aptiv PLC*	236,913
9,000	BYD Co. Ltd.	328,580
2,440	Continental AG	157,913
1,817	Daimler Truck AG	68,020
19,600	Denso Corp.	289,878
176,000	Geely Automobile Holdings Ltd.	275,769
11,630	Johnson Matthey PLC	236,478
5,040	Kia Corp.	381,746
4,440	Mercedes-Benz Group AG*	286,856
8,700	Mobileye Global Inc - A*	119,190
8,180	Sensata Technologies Holding	293,335
1,550	Tesla Inc.*	405,527
15,660	Volvo AB Class B	413,548
		3,493,753
	Technology: 4.5%
2,820	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	489,749

	Transportation Technology: 51.4%
2,560	Alphabet Inc. Class C*	428,006
6,920	Amphenol Corp. Class A	450,907
1,710	Analog Devices Inc.	393,591
16,440	Dana Inc.	173,606
1,500	Eaton Corp. PLC	497,160
5,660	Gentherm Inc.*	263,473
30,970	Hanon Systems	99,912
29,240	Hexagon AB Class B	314,395
9,310	Infineon Technologies AG - ADR	326,033
620	LG Chem Ltd.	167,583
3,910	NVIDIA Corp.	474,830
1,560	NXP Semiconductors NV	374,416
4,200	ON Semiconductor Corp.*	304,962
4,290	Power Integrations Inc.	275,075
17,700	Renesas Electronics Corp.*	256,051
730	Samsung SDI Co., Ltd.	209,492
2,710	Skyworks Solutions Inc.	267,667
2,280	TE Connectivity Ltd.	344,257
		5,621,416

	Total Common Stocks (Cost $10,239,040)	10,278,198

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at September 30, 2024 (Unaudited)

Shares	Preferred Stocks: 2.2%	Value
	Preferred Stocks
	Smart Transportation: 2.2%
2,260	Volkswagen AG	$239,396
	Total Preferred Stocks (Cost $407,374)	239,396

	Total Investments (Cost $10,646,414): 96.3%	10,517,594
	Other Assets in Excess of Liabilities: 3.7%	409,939
	Total Net Assets - 100.0%	$10,927,533

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company